SUPPLEMENT DATED SEPTEMBER 7, 2012

To The Prospectus Dated May 1, 2006 For

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

To The Prospectus Dated May 1, 2001 For

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

Issued by Reassure America Life Insurance Company

Through Valley Forge Life Insurance Company Variable Annuity Separate Account

On September 4, 2012, Jackson National Life Insurance Company (“Jackson”) acquired SRLC America Holding Corp., the parent company of Reassure America Life Insurance Company. The acquisition does not affect Contract benefits or any terms and conditions of your Contract.

Jackson is a stock life insurance company organized under the laws of the state of Michigan, and is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson is ultimately a wholly owned subsidiary of Prudential plc (London, England).

If you have any questions regarding this supplement, please contact us at Phoenix VFL Variable Unit, P.O. Box 87, Hartford, CT 06142-0087, (800) 827-2621.

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